Exhibit 99.1

Investor Presentation Fourth Quarter 2009

Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project","intend," and "plan") and statements regarding Citizens' future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens' control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens' filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens' results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

CRBC - A Retail Community Bank Regional Banking Specialty Consumer Wealth Management Specialty Comm. East 349.489 25.531 21.086 47.717 45th largest bank holding company in the U.S. ranked by assets $11.9 billion assets and $8.9 billion deposits Presence in 4 Upper Midwest states with 229 branches and 267 ATMs Largest bank headquartered in MI #7 deposit market share Top 5 deposit ranking in 18 of 41 MSAs #1 Small Business Administration lender Wealth Management business $3.0 billion in assets under administration No sub-prime, CDO or CLO exposure Company Overview Total Revenue by Region Total Revenue by Line of Business Mid-Michigan Western MI Southeast MI Wisconsin & Iowa Other East 101.384 68.034 64.971 66.582 39.92

Pending Sale of Iowa Franchise Announced sale of F&M Bank - Iowa to Great Western Bank of Sioux City, SD on February 1, 2010, expected to close in 2Q10 Approximately $50 million cash to Citizens holding company. Includes: 10 branches, 12 ATMs in rural Iowa markets Approximately $125 million in loans and $410 million in deposits Rationale for sale: Has been a great funding source for us with loan to deposit ratio of approximately 30% Low growth potential for Citizens as it's outside of our primary footprint Fair price offered - approximately 25 times run-rate earnings and 1.11 times tangible book value

Premier Michigan Bank * Regional Banking Structure 219 Branches / 255 ATMs Major MSAs Major MSAs * Proforma for pending sale of F&M Bank - Iowa

Michigan Economy Showing Stabilization Trends Michigan experienced a more severe recession than the rest of the country Started in 2000 Bankruptcy filings of Chrysler, GM and key automotive suppliers Detroit hardest hit region in the state Where Citizens has no presence Unemployment rate of 14.3% vs. 9.7% for the entire U.S. as of December Expect unemployment rate to remain flat for 2010 and to show improvement in 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 Michigan employment trends Job losses of 224,600 in 2008 and 210,800 in 2009 Expect to remain relatively flat in 2010 Job creation expected in 2011 Stabilization will create opportunities as the State continues to re-establish itself and strengthen its new core economy Source: U.S. Bureau of Labor Statistics

Michigan Economy Housing Trends Michigan never experienced the national housing bubble Housing prices began falling in Michigan prior to rest of the country Limited additional downside remains in prices of homes Severity has been somewhat consistent for the past 3 years Home price index and recent trends in the Southeast Michigan market showing some stabilization Source: Freddie Mac

Evolving Composition of Michigan Economy Michigan economy has seen a fundamental shift over the past 10 years Less reliance on automotive and manufacturing sectors As the Michigan economy continues to evolve and stabilize, Citizens is well positioned for a rebound in the non-manufacturing sectors of the economy Particularly in consumer, small business, and the lower middle market Source: U.S. Bureau of Labor Statistics

Investment Highlights Solid Deposit Franchise Attractive Upper Midwest franchise with $8.5 billion in deposits across Michigan and Wisconsin and in the greater Cleveland, Ohio area Leading market share in Michigan MSAs Strong growth in core deposits Maintaining Solid Capital Levels Capital ratios are among the highest in peer group and remain key focus with the current economic environment Initiatives enacted to enhance and preserve capital include: Suspended common stock dividend in 1Q08, saving $88 million annually $200 million equity raise in 2Q08 Received $300 million of TARP in December 2008 and evaluating conversion opportunities Exchanged $108 million sub debt and $101 million trust preferreds for $198 million common in 3Q09 with over 75% participation Excess Liquidity Strong liquidity supported by diversified funding sources Significant untapped secured borrowing capacity Eliminated need for short-term wholesale funding Over $650 million cash cushion sold to the Federal Reserve daily Suspended trust preferred dividends in 4Q09, in consultation with regulators, saving $4.9 million of cash per quarter Parent company cash resources totaled $115 million at 12-31-09, does not include $50 million from sale of F&M Bank - Iowa

Investment Highlights Favorable Growth Opportunities Attractive Valuation Key selling opportunities continue to exist across the retail delivery channel, small business, and lower middle market Market disruption in Michigan creates environment for good organic growth Positioned to build market share in attractive Midwest MSAs when appropriate CRBC trades at a significant discount to tangible book value and four times below that of its peers CRBC is well positioned to take advantage of a stabilizing economy CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile Proactively Addressing Credit Issues Most of the outsized stress was inherited from acquisitions Diligently addressing credit issues Accelerated the recognition of losses and boosted loan loss reserve levels Use of third party servicer (PHH) for mortgage and loss mitigation strategies Tightened underwriting criteria where needed Strong Management Team Management team with broad large bank experience Strong track record of managing turnaround / workout situations in difficult operating environments

Business Strategy Grow retail/consumer bank franchise in Michigan and neighboring Midwest states Enhance cross-selling opportunities and customer penetration Focus on small business and lower to middle-market lending with more efficient support and streamlined underwriting #1 SBA Lender in Michigan Maintain disciplined expense management Increase fee income Combine big bank resources and capabilities with small bank customer service

Business Strategy (continued) Return to profitability as soon as possible Aggressively work through remaining credit cycle to reduce NPLs, ORE and HFS balances Continue to be disciplined in increasing spreads - deposits and loans Redeploy excess liquidity into higher earning assets vs. Fed Funds Eventually redeploy workout teams Take advantage of the disruption in Michigan as we will rebound faster than our competitors

4Q09 Highlights Pre-tax, pre-provision earnings were up 13% over last quarter Net interest margin % growth of 16 bps after increasing 24 bps last quarter Watch list was down for the first time in almost 3 years Delinquencies are at the lowest levels since March 2007 and signal a positive trend Non-performing loans and non-performing assets were down Expense management continues to help offset elevated credit costs

Recent Trends Highlight Core Strength (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle. Pre-Tax Pre-Provision Core Earnings

Proactive Credit Management

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Land Hold, Development & Construction 0.0016 0.0665 0.0032 0.0592 0.0561 0.2367 0.0677 0.0478 0.0767 0.0862 0.0282 0.3074 Income Producing 0 0.0052 0.0003 0.0063 0.0023 0.0196 0.0115 0.0558 0.02 0.0328 0.065 0.0347 Owner-Occupied 0.0022 -0.0008 -0.0004 0.0135 0.0052 0.0128 0.0101 0.0323 0.0185 0.0103 Commercial & Industrial 0 0.003 0.0011 0.0022 0.0014 0.0009 0.0006 0.0337 0.0134 0.0124 0.0384 0.0456 Residential Mtg 0.0044 0.0055 0.0052 0.0633 0.0016 0.0051 0.0026 0.0077 0.0367 0.0232 Consumer 0.0039 0.0045 0.0073 0.0093 0.0095 0.0103 0.0115 0.0204 0.017 0.0202 0.0178 0.0242 Majority of Stress from Smallest Portfolio 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Land Hold, Development & Construction 0.023 0.061 0.101 0.12 0.1757 0.0743 0.1066 0.1181 0.1226 0.1572 0.1226 0.0967 Income Producing 0.01 0.009 0.0198 0.0141 0.0258 0.0147 0.0376 0.0505 0.0746 0.0908 0.0839 0.08 Owner-Occupied 0.0081 0.0198 0.0231 0.013 0.0177 0.0329 0.0698 0.0735 0.0707 0.0847 Commercial & Industrial 0.004 0.004 0.0042 0.005 0.0076 0.0117 0.0141 0.0248 0.0442 0.0418 0.0531 0.0425 Residential Mtg 0.0225 0.0325 0.0329 0.0095 0.0314 0.0471 0.07 0.0902 0.0982 0.1212 Consumer 0.01 0.012 0.0052 0.0066 0.0065 0.0076 0.0079 0.0078 0.0104 0.01 0.0108 0.0116 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Land Hold, Development & Construction 0.015 0.0581 0.0652 0.1132 0.0565 0.0427 0.0813 0.0825 0.0727 0.0159 0.0643 0.0217 Income Producing 0.008 0.017 0.0233 0.0354 0.0187 0.0309 0.0327 0.0493 0.0412 0.0326 0.0297 0.0269 Owner-Occupied 0.0097 0.0204 0.0187 0.0184 0.0213 0.0388 0.0392 0.0159 0.0246 0.0253 Commercial & Industrial 0.014 0.011 0.0098 0.0153 0.015 0.0109 0.0108 0.0217 0.0197 0.0155 0.0096 0.0086 Residential Mtg 0.0258 0.0321 0.024 0.0294 0.0295 0.0313 0.0214 0.0242 0.028 0.0215 Consumer 0.014 0.018 0.0148 0.0167 0.0149 0.014 0.0142 0.0194 0.0159 0.0175 0.0191 0.02095 30-89 Day Past Due Portfolio Balances NPLs/ Loans NCOs/ Avg. Loans (annualized) 12-31-06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 C & I 2004.9 1993.7 2153.2 2236.2 2557.1 2653.8 2703.8 2703.7 2602.4 2394.436 2198.3 2099.8 1976.1 Owner-Occupied 1113.5 997 1015.6 1009.3 999.6 987.3 953 979.5 992.4 985.6 Income Producing 1237.1 2429.4 2454.5 1338.8 1526 1567.3 1569.9 1533.2 1556.2 1558.2 1534.5 1509.7 1518.4 LH, L Dev & Cons 751.5 727.8 631.5 616.2 574.2 591.5 522.1 537.5 441.2 433.1 408.4 396.5 322.7 Res Mortgage 1460.993 1445.214 1393.801 1308.729 1279.696 1262.841 1207.973 1145.02 1084.872 1036.5 Consumer 4027.3 3976.7 2453.562 2401.682 2350.806 2335.138 2324.506 2272.702 2207.775 2159.824 2133.595 2066.6 ($ in millions) 16 * In 4Q09, $55 million of LH, Land Dev. & Const. loans were transferred to held for sale with a $20 million charge * *

4Q09 Credit Trends Non-performing loans were down from 3Q09 Delinquency trends for the past 2 quarters show great progress Less than 2% of portfolio At the lowest level since March 2007 Watch list down $100 million for the first time in seven quarters Solid commercial (non-CRE) loan performance Past due loans down to 0.86% from 2.17% in 4Q08 Continued to build reserve with provision for loan losses exceeding net charge-offs by $2.7 million; trending toward matching NCOs Allowance for loan losses to total loans increased to 4.33%, more than double our peer median of 2.13%

Continue Proactive Credit Management Commercial Real Estate Land Hold, Land Development & Construction Inherited from Republic; discontinued lending in January 2007 Balance of $323 million is down 57% from $752 million at 4Q06 Income Producing Delinquencies and NPLs are trending down Owner-Occupied Underwritten to Citizens historical guidelines Commercial & Industrial Cleaned up portfolio from 2002 - 2004 Balance is down 26% from 1Q 08 Residential Mortgage Balance is down 28% since 4Q 07 PHH Partnership Average 693 refreshed FICO and $183,000 loan size Consumer High quality, strong refreshed FICOs, performing well-above SCAP projections Represents 26% of total portfolio but only 5% of NPLs Proven success in loan work out We expect frequency to decrease and severity to increase due to the prolonged stress cycle We expect 2010 net charge-offs to be equal to or higher than 2009 with provision expense trending towards matching NCOs and less than the 2009 level We expect 2011 to show a dramatic drop in net charge-offs and provision expense

Possible Future Regulatory Actions Primary regulators of CRBC and Citizens Bank recently completed an interim supervisory assessment Pursuant to their continuous supervisory program that covers most banks of our size and larger The assessment was based on data as of September 30, 2009 We expect that CRBC and Citizens Bank will become subject to the issuance of a formal administrative action Based on recent communications with our primary regulators Probably in the form of a written agreement Due to our high level of non-performing assets and the resulting impact to our earnings We currently do not anticipate that compliance with the administrative action will materially impact our operations However we can not provide any assurance as to the potential impact of such actions

Strong Balance Sheet

Proactive Capital Preservation Maintain Strong Consistent Capital Levels Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Total Capital 13.39 13.2 13.37 11.9 12.42 11.59 11.78 11.66 11.26 13.03 13.13 14.49 14.21 13.91 14.23 13.93 Tier 1 Capital 10.09 9.96 10.13 9.41 9.89 9.09 9.28 9.18 9.04 10.8 10.88 12.21 12.16 11.81 12.83 12.52 Tier 1 Leverage 8.14 8.21 8.29 7.22 7.64 7.33 7.49 7.53 7.4 8.71 8.76 9.66 9.32 8.68 9.63 9.21 TE/TA 7.72 7.56 7.95 5.54 5.99 5.77 6.04 6.08 6.07 7.35 7.33 7.88 7.69 7.34 9.02 8.51 NCOs 3.977 2.002 2.674 7.611 3.365 19.978 7.925 19.66 17.444 69.29 22.381 80.971 36.691 49.24 71.458 81.516 4Q 06 - Closed on Republic transaction; began de-levering; recognized $85 mm losses on CRE 1Q 08 - Suspended $88 mm annual common stock dividend 2Q 08 - Raised $200 mm capital; Goodwill impairment charge of $178 mm 4Q 08 - Received $300 mm TARP CPP; booked $156 mm allowance on entire DTA 2Q 09 - Goodwill impairment charge of $268 mm 3Q 09 - Debt exchange created $198 mm in Tier 1 capital

2002 2003 2004 2005 2006 2007 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Tangible Common Equity 0.0773 0.0738 0.0767 0.0769 0.0554 0.059 0.0607 0.0651 0.0739 0.058 0.0558 0.0514 0.0675 0.0616 Leverage Ratio 0.0718 0.0745 0.0784 0.0798 0.0722 0.0753 0.074 0.0871 0.0876 0.0966 0.0932 0.0868 0.0963 0.0921 2002 2003 2004 2005 2006 2007 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Tier 1 Ratio 0.0918 0.098 0.0996 0.0994 0.0941 0.0918 0.0904 0.108 0.1088 0.1221 0.1216 0.1181 0.1283 0.1252 Total Risk-Based Capital 0.1043 0.1323 0.1332 0.1322 0.119 0.1166 0.1126 0.1303 0.1313 0.1449 0.1421 0.1391 0.1423 0.1393 Significant Excess Capital Levels in Uncertain Economy Booked $156 million non-cash valuation allowance on entire deferred tax asset (TCE would have been 6.9%) Will continue to evaluate non-dilutive capital enhancing opportunities We have enough capital to get us through the rest of this credit cycle and stay above the "well-capitalized" minimums

Strong Capital Ratios Compared to Peers

Significant Cushion over Regulatory Minimums (1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, and any impairment charges (including goodwill, credit write-downs and fair-value adjustments) caused by this economic cycle.

TARP Bank Comparisons CRBC's capital and credit metrics are considerably better than other banks that have suspended TARP dividends

9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 Core Deposits 4037.024 4130.668 4457.117 4524.843 4532.859 4427.79 4723.258 4843.265 5077.567 5007.389 Retail CDs 3604.675 3596.754 3454.811 3343.226 3445.801 3565.922 3460.208 3400.371 3186.682 3066.494 Brokered CDs 300.04 574.503 575.049 793.069 1027.415 1058.694 936.058 669.845 527.62 835.457 (in millions) Factors Behind Excess Liquidity Strong Retail Deposit Growth $9,006 $8,487 $8,302 $9,052 $8,661 21% Core Deposit Growth since 12-31-07 $8,913 $9,119 $8,792 $8,909

Factors Behind Excess Liquidity Less Reliance on Wholesale Funding 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Avg. Loans 9163 9335 9499 9514 9456 9267 8908 8604.217 8310.831 8083.57 Loans/Deposits 1.1384 1.1741 1.1285 1.10576 1.07005 1.02991 0.97708 0.95653 0.945923 0.9225568 Avg. Deposits 8049 7951 8417 8604 8837 8998 9117 8995.262 8785.945 8762.138 (in millions) Loan to Deposit Ratio Declining

Factors Behind Excess Liquidity Diversified Funding Sources Core Deposits 0.4781 Retail CDs 0.2928 Brokered Deposits 0.0798 FHLB Advances 0.1259 Sub Debt 0.0087 Other Long-term Debt 0.0105 Short-term Borrowings 0.0049 $10.5 billion Holding Company Parent company cash resources totaled $114.9 million at 12-31-09 Suspended TARP and trust preferred dividends in 4Q09 saving $20 million in cash annually (expense will still be accrued) Other expenses of approximately $5 million annually Sale of Iowa franchise for $50 million cash expected to close in 2Q10 Bank Funding $5.0 billion core deposit funding (48% of total funding or 56% of total deposits) Significant untapped secured borrowing capacity Sell over $650 million in overnight cash on average to the Federal Reserve daily Minimal reliance on short-term funding High deposit market share in core legacy markets (1) Excludes all time deposits (1) Excess Short-term (Liquid) Assets

High Quality / Low Risk Securities Portfolio No OTTI concerns Over $1.2 billion in unpledged securities Investment Portfolio at December 31, 2009

Prudently Built Reserve in Uncertain Economy 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Net Charge-Offs 17.444 69.29 22.381 80.971 36.691 49.24 71.5 81.516 Reserve as % of loans 0.0184 0.0192 0.0232 0.028 0.0323 0.0396 0.0413 0.0433 Reserve Increase 13.175 5.19 36.009 37.594 27.326 50.722 6.325 2.677 (in millions) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Specific Allocated Allowance 17.395 17.627 35.61 39.885 46.567 69.5 65.525 52.84 Risk Allocated Allowance 159.133 164.091 182.117 215.437 236.08 263.9 274.17 289.53 (in millions) $283 $255 $218 $182 $177 93% increase in allowance while loans decreased 17% since 1Q08 Allowance for Loan Losses $333 Includes $35 million write-down for loans transferred to LHFS Includes $45 million charged-off on 4 commercial loans $340 $342

LLR / Loans % Source: SNL Financial Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet 2006 2007 2008 2009 CRBC 0.0183 0.0172 0.028 0.0433 Peer Group Median 0.011 0.0122 0.0148 0.0213 Citizens has proven expertise in credit workout STSA TSFG CRBC ASBC MI WBS CMA FULT CBSH SUSQ TCB FMER BXS VLY East 0.0436 0.0435 0.0433 0.0404 0.0335 0.0309 0.0234 0.0213 0.0185 0.0175 0.0168 0.0166 0.0157 0.0109

Positioned for Success

Remain Client Focused Continue to lend responsibly based on creditworthiness of the borrower and collateral strength Extended, renewed and approved $2.9 billion of loans during 2009 Citizens is the #1 SBA lender in Michigan for the 2nd year in a row Infrastructure is aligned to be more focused on consumer, small-business, and lower middle market relationships Maintain proactive loss mitigation work-out processes Continued cost management Protect and manage liquidity and capital Reinstate TARP and trust preferred dividends as soon as possible

Why Buy CRBC Solid capital and liquidity levels Competent team in place Forward looking credit priorities Simple, focused approach Positioned to be Michigan's premier bank STSA VLY FMER CBSH BXS TCB FULT WBS ASBC CMA SUSQ MI CRBC TSFG East 335.7 232.7 192.3 190.2 183.1 178.8 159.7 129.2 129.1 115.3 113.7 66.7 45.9 22.5 Tangible Common Book Value of $1.81 per share Source: SNL Financial as of 2-19-10

Appendix

Operating Results

Quarterly Financial Performance & Trends

Non-GAAP Common Equity Ratios (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

Quarterly Non-Interest Income Trends

Quarterly Non-Interest Expense Trends

Reduced normalized expense run-rate by $53 million from 2007 - 2009 1,065 FTE reduction since 2005 Baseline annual non-interest expense after credit cycle will be approximately $280 - $300 million Non-Interest Expense and FTE Reductions 2005* 2006 2007 2008 2009 North 3197 2920 2502 2232 2125 Number of FTE at end of period 34% decrease * 2005 Proforma: 2,124 Citizens FTE + 1,073 Republic FTE

Citizens Has Lower Expense Levels Compared to Peers Even with Elevated ORE & Workout Costs 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Citizens* 0.0314 0.0312 0.031 0.0314 0.0322 0.0313 0.0308 0.0234 0.0234 0.0254 0.0232 0.0236 0.0228 0.025 0.0226 0.0241 0.0247 0.0279 0.0276 0.0278 Peer Median 0.0287 0.0287 0.0288 0.0291 0.0268 0.0262 0.0256 0.0259 0.0282 0.0277 0.0285 0.0283 0.0273 0.0273 0.0272 0.0351 0.0266 0.0283 0.0288 0.0299 Source: SNL Financial * Citizens: 1Q05 - 3Q06 is legacy Citizens; 4Q06 is proforma for Republic merger; 2Q08& 2Q09 exclude goodwill impairment charges Non-Interest Expense / Average Assets %

Loan Portfolio

Loan Portfolio Detail At December 31, 2009 Commercial Commercial Real Estate Residential Mortgage Home Equity Other Direct Consumer Indirect Consumer East 1976.1 2826.7 1036.4 1033.7 227.7 805.2 Michigan Ohio Wisconsin Illinois, Indiana, and Minnestoa Iowa All Other 0.69 0.11 0.09 0.04 0.03 0.04 Commercial Real Estate $2,827 36% Commercial $1,976 25% Residential Mortgage $1,036 13% Home Equity $1,034 13% Indirect Consumer $805 10% ($ in millions) Other Direct Consumer $228 3% Oakland Genesee Wayne Saginaw Macomb Washtenaw Ingham Jackson Bay Livingtson All Other 0.23 0.14 0.08 0.06 0.05 0.05 0.04 0.05 0.03 0.02 0.26 By Type By State Michigan Stratification by County Macomb 5%

Commercial & Consumer Loans 5 Year Trends 2004 2005 2006 2007 2008 1Q09 2Q09 3Q09 2009 Commercial & Industrial 1633.8 1688.1 2004.9 2557.1 2602.3 2394.4 2198.3 2099.8 1976.1 Commercial Real Estate 1255.9 1402.1 3120.6 3097.2 2964.7 2944.3 2922.4 2898.6 2826.7 $5,567 $5,654 $5,126 $3,090 (in millions) Commercial Loans 2004 2005 2006 2007 2008 1Q09 2Q09 2009 Mortgage 508.2 539.8 1543.5 1445.2 1262.8 1208 1145 1036.5 Direct (primarily home equity) 1169.6 1142 1721.4 1572.3 1452.2 1405.7 1351.5 1261.4 Indirect 825.9 844.1 840.6 829.4 820.5 802.1 808.3 805.2 Consumer Loans (in millions) $3,536 $2,526 $4,106 $3,847 $4,803 $3,103

12-31-06 3-31-07 6-30-07 9-30-07 12-31-07 3-31-08 6-30-08 9-30-08 12-31-08 3-31-09 6-30-09 9-30-09 12-31-09 Commercial & Industrial 2004.9 1993.7 2153.2 2236.2 2557.1 2653.8 2703.8 2703.7 2602.334 2394.4 2198.3 2099.8 1976.1 Income Producing 1237.1 1351.7 1338.9 1338.8 1526 1567.3 1569.9 1533.2 1556.2 1558.2 1534.5 1509.6 1518.4 Owner Occupied 1132 1077.7 1115.6 1113.5 997 1015.6 1009.3 999.6 967.3 953 979.5 992.4 985.6 Land Hold, Land Development & Construction 751.5 727.8 631.5 616.2 574.2 591.5 522.4 537.5 441.2 433.1 408.4 396.5 322.7 $5,828 $5,774 $5,567 $5,654 (in millions) Commercial Portfolio $5,805 Quarterly Trends $5,339 $5,121 $4,998 $4,803

Diversified Granular Commercial Portfolio Very Manageable Stress in the Commercial Portfolio

Diversified Granular Commercial Portfolio

< $3 million $3-$5 million $5-$10 million > $10 million East 0.5265 0.1388 0.2062 0.1285 Commercial Real Estate Portfolio At December 31, 2009 Southeast MI Western MI Ohio Mid-Michigan Wisonsin/Iowa East 0.316 0.1957 0.2019 0.1565 0.12 Land Hold Land Development Construction Income Producing Owner Occupied East 35.9 108.9 177.9 1518.4 985.6 Retail Office Warehouse/ Industrial Medical Multi-Family Residential Land Development Hotel Gas Station/ C.Store Vacant Land Other (<2%) East 0.2092 0.1344 0.127 0.1119 0.0939 0.0442 0.0393 0.0354 0.0241 0.0151 0.1654 Income Producing $1,518 54% ($ in millions) Owner Occupied $986 35% Constr. $178 6% By Type By Collateral Land Development $109 4% Land Hold $36 1% By Region By Size

Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans 30-89 Day Past Due 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 11 37 40 65 33.4 22.3 43.7 36.4 32.3 6.5 25.5 7% 0.015 0.0581 0.0652 0.1132 0.056 0.0427 0.0813 0.0825 0.073 0.0159 0.0643 0.0217 NPLs/ Loans NCOs/ Avg. Loans Portfolio Overview Small piece of overall portfolio contributing to large portion of NPLs and NCOs Total portfolio is down 57% from 4Q06 balance of $752 million No new Land Hold or Land Development since January 2007 Less than 16% of residential development in construction 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 8.5 8.3 30.9 9.1 21.1 8.3 8.8 2.8 24.8% 0.0592 0.0561 0.2367 0.0677 0.1913 0.0767 0.0862 0.0282 0.3074 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 17 39 62 69 104 38.8 57.3 52.1 53.1 64.2 48.6 31.2% 0.023 0.061 0.101 0.12 0.175 0.0743 0.107 0.1181 0.123 0.157 0.123 0.0967 % of Total 25% 18% 12% 20% 13% 13% 4% 14% 5% % of Total 43% 47% 45% 41% 26% 23% 18% 4% 30% % of Total 36% 41% 28% 25% 17% 12% 13% 10% 7% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) YTD rate of 11.5% Average 50 - 70% severity level

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 2.4 0.9 7.7 4.4 21.7 7.8 12.6 24.5 13.2% 0.0063 0.0023 0.0196 0.0115 0.0558 0.02 0.0328 0.065 0.0347 Large Portion of CRE - Manageable Stress Income Producing 30-89 Day Past Due Portfolio Overview 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 54 29.3 48.5 50.1 76.7 64.2 50 44.9 40.8% 0.0354 0.0187 0.0309 0.0327 0.0493 0.0412 0.0326 0.0297 0.0269 % of Total 20% 15% 25% 23% 26% 27% 29% 24% 26% NPLs/ Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 21.5 40.5 23.1 57.6 78.6 116.3 139.4 126.7 121.5% 0.0141 0.0258 0.0147 0.0376 0.0505 0.0746 0.0908 0.0839 0.08 % of Total 11% 16% 17% 25% 26% 27% 28% 25% 26% NCOs/ Avg. Loans % of Total 12% 5% 11% 20% 27% 21% 26% 34% 16% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Income Producing portfolio is down 3% from 1Q08 Majority of portfolio inherited from Republic acquisition YTD rate of 3.8% * Excludes $17.5 million credit write-down in 4Q08 $4.2* 1.1% Expect severity level to increase to 20 - 30%

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ -0.2 -0.1 3.4 1.3 3.1 2.4 7.9 4.6 2.5% -0.0008 -0.0004 0.0135 0.0052 0.0128 0.0101 0.0323 0.0185 0.0103 Large Portion of CRE - Manageable Stress Owner Occupied 30-89 Day Past Due Portfolio Overview 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 20.3 19 18.6 21.3 37.5 37.4 15.6 24.4 25% 0.0204 0.0187 0.0184 0.0213 0.0388 0.0392 0.0159 0.0246 0.0253 % of Total 8% 10% 10% 10% 13% 16% 9% 13% 16% NPLs/ Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 19.7 23.5 13.1 17.7 31.8 66.5 72 70.2 83.4% 0.0198 0.0231 0.013 0.0177 0.0329 0.0698 0.0735 0.0707 0.0847 % of Total 10% 9% 9% 10% 10% 16% 15% 14% 18% NCOs/ Avg. Loans % of Total n/m n/m 5% 6% 4% 7% 16% 6% 3% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Owner Occupied portfolio is down 3% from 1Q08 Underwritten based on historical Citizens criteria YTD rate of 1.8% Average 25 - 35% severity level

Commercial Loan Concentration and Auto Related Exposure Are Small Real Estate Manufacturing Contractors Wholesale Trade Health Services Retail Trade Travel & Food Professional Services Agriculture Transportation/Warehousing Finance & Insurance Other Services Commercial Loan Concentrations 2319154 382150 356236 315929 295023 293287 166118 106771 88793 79365 69485 414123 Loan Concentrations as of 12-31-09 (by NAICS Code) We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50% Auto industry loans accounted for only 8.7 of total commercial outstandings Auto industry exposure accounted for 9.9% of total commercial loan exposure

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans 30-89 Day Past Due Portfolio Overview 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 27 23 22 39 40 29.5 29.1 56.5 47.1 34 20.2 17% 0.014 0.011 0.01 0.015 0.015 0.01094 0.0108 0.0217 0.0197 0.0155 0.0096 0.0086 % of Total 15% 21% 16% 14% 19% 37% 20% 11% 11% NPLs/ Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 9 9 9 13 20 31.6 38.2 64.6 83.7 91.8 111.5 84% 0.004 0.004 0.004 0.005 0.008 0.0117 0.0141 0.0248 0.035 0.0418 0.0531 0.0425 % of Total 7% 8% 23% 17% 21% 20% 19% 22% 18% NCOs/ Avg. Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 0 1.8 0.6 1.4 0.9 0.6 0.4 21.9 8 6.8 20.1 22.5% 0 0.003 0.001 0.002 0.0014 0.0009 0.0006 0.0337 0.0133 0.0124 0.0384 0.0456 % of Total 7% 5% 1% 2% 27% 22% 14% 28% 27% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Citizens core franchise is performing well due to portfolio clean-up between 2002 - 2004 Total portfolio is down 26% from 1Q08 Includes $268 million outstanding & $128 million watch balance of ABL (normal grading) * Excludes $19.3 million credit write-down in 4Q08 $2.6* 0.4% YTD rate of 2.6%

2003 2004 2005 2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 Mortgage 492.7 508.2 539.8 1543.5 1518.198 1494.45 1460.993 1445.2 1393.801 1308.729 1279.696 1262.841 1207.973 1145.02 1084.872 1036.444 Direct (primarily home equity) 998.3 1169.6 1142 1721.4 1677.842 1636.026 1602.126 1572.3 1531.905 1502.302 1481.38 1452.166 1405.659 1351.513 1308.279 1261.389 Indirect 743.9 825.9 844.1 840.6 831.302 846.252 851.436 829.4 818.901 832.836 843.126 820.536 802.116 808.311 825.316 805.181 (in millions) Consumer Portfolio $3,604 $3,745 $3,847 $3,536 $3,644 Quarterly Trends $3,416 $3,305 $3,218 $3,103

30-89 Day Past Due Portfolio Overview $183,000 Average loan size 693 Recently refreshed average portfolio FICO score 70% Average original LTV Includes residential construction balance of $18 million Portfolio is down 28% since 4Q07 PHH partnership Consistent Disciplined Underwriting Residential Mortgage Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 46.4 33.5 38.5 37.7 39.5 25.9 27.7 30.3 22.2% 0.0321 0.024 0.0294 0.0295 0.0313 0.0214 0.0242 0.028 0.0215 % of Total 18% 18% 20% 18% 14% 11% 16% 16% 14% NPLs/ Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 46.9 45.8 12.4 40.2 59.5 84.6 103.3 106.5 125.7% 0.0325 0.0329 0.0095 0.0314 0.0471 0.07 0.0902 0.0982 0.1212 % of Total 25% 18% 9% 17% 19% 20% 21% 21% 26% NCOs/ Avg. Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 2 1.8 20.7 0.5 1.6 0.8 2.2 10 6% 0.0055 0.0052 0.0633 0.0016 0.0051 0.0026 0.0077 0.0367 0.0232 % of Total 10% 10% 30% 2% 2% 2% 4% 14% 7% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) YTD rate of 1.7% Average 35 - 45% severity level

High Quality Consumer Portfolio Total Commercial & Residential Mortgage Home Equity, Indirect & Other Direct Consumer East 5839.289 2066.556 Total Commercial & Residential Mortgage 74% Home Equity, Indirect & Other Direct Consumer 26% Includes other direct consumer NPLs Indirect loans are RV and marine only (no auto) 26% of total portfolio but only 5% of NPLs Expect losses to be significantly less than SCAP levels Did not originate much in 2006 & 2007 No brokered or sub-prime loans Strong refreshed FICOs

30-89 Day Past Due Portfolio Overview Recently refreshed portfolio FICO scores Strong historical delinquency performance Approximately 80% of HE is seasoned 24 months - no brokered <28% of HE is 2006 and 2007 vintage Approximately 39% of HE in 1st lien position Consistent Disciplined Underwriting Direct and Indirect Consumer Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 40.2 35 32.8 33.1 44 35.1 37.9 40.8 43.3% 0.0167 0.0149 0.014 0.0142 0.0194 0.0159 0.0175 0.0191 0.02095 % of Total 15% 18% 17% 15% 15% 15% 22% 22% 28% NPLs/ Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 15.8 15.2 17.7 18.4 17.7 23 21.7 23 24% 0.0066 0.0065 0.0076 0.0079 0.0078 0.0104 0.01 0.0108 0.0116 % of Total 8% 6% 13% 8% 6% 5% 4% 5% NCOs/ Avg. Loans 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $ 5.6 5.6 6 6.7 11.6 9.4 10.9 9.5 12.5% 0.0093 0.0095 0.0103 0.0115 0.0102 0.017 0.0202 0.0178 0.0242 % of Total 28% 32% 9% 30% 14% 26% 22% 13% 15% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) YTD rate of 2.0% Consistent Trends

Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity

Non-Accrual Loans at December 31, 2009 Commercial Commercial Real Estate Residential Mortgage Direct Consumer Indirect Consumer Other East 84.014 236.103 125.672 20.2 2.621 7.067 Commercial Real Estate $236.1 49.7% Commercial $84.0 17.7% Residential Mortgage $125.7 26.4% ($ in millions) Direct Consumer $21.4 4.5% $475.4 million or 6.0% of portfolio Loss Mitigation & Workout Strategy Indirect Consumer $2.6 0.5% Restructured Loans & 90+ Accruing $5.6 1.2% Commercial loan workout teams (>50 FTE) focused on loss mitigation by specific asset classes, with account assignment based on asset liquidation expertise of personnel Enhanced collections efforts and administrative discipline led to improved delinquency and loss mitigation results Quarterly internal analysis of industry- related exposures updated based on segments and asset classes facing the greatest potential recessionary impact (i.e. auto-related, income producing real estate) Continuously evaluate consumer payment histories and proactively seek to modify loan structures to mitigate potential loss given default Loan loss reserve = $342 million Allowance for loan losses to NPLs = 72.0% Specific portion of allowance = $53 million ALLL coverage of remaining NPLs = 169%

Proven Success in Loan Work Out Transferred riskiest assets to LHFS classification which are written to liquidation values 1Q07 transferred $103.7 million in conjunction with Republic integration, recognized $35.1 million write-down with transfer 2Q08 transferred $127.9 million, recognized $35.1 million write-down, accelerating loss recognition 4Q09 transferred $55.5 million, recognized $20.3 million write-down Continue to work with existing borrowers when appropriate in order to optimize long-term remaining value of collateral Loans Held For Sale Balances 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Loans Held for Sale 103.922 85.93 76.384 75.832 81.537 111.542 106.531 91.362 89.82 78.144 61.445 80.459 (in millions) Net transfer in of $68.6 million Net transfer in of $92.8 million Net transfer in of $35.2 million

Peer Group Composition